UMB SCOUT FUNDS

                       Supplement dated September 12, 2003
                                     to the
  Prospectus and Statement of Additional Information dated October 31, 2002 for the various
                                 UMB Scout Funds

This Supplement updates certain information contained in the UMB Scout Funds Prospectus and Statement of Additional Information, each dated October 31, 2002. You should keep this Supplement with your Prospectus and Statement of Additional Information for future reference. Additional copies of the Prospectus and Statement of Additional Information may be obtained free of charge by calling 1-800-996-2862.

On July 31, 2003, Northern Trust Investments, Inc., the sub-advisor for the UMB Scout Equity Index Fund, converted to a national banking association and changed its name to Northern Trust Investments, N.A. All references to "Northern Trust Investments, Inc." contained in the Prospectus and Statement of Additional Information are hereby replaced with the sub-advisor's new name, "Northern Trust Investments, N.A."

As of September 3, 2003, James L. Moffett has been named Chief Investment Officer and Chairman of Scout Investment Advisors, Inc. Accordingly, the first four sentences of the second paragraph on page 22 of the Prospectus, under the section entitled "Investment Advisor and Manager," are hereby deleted and replaced with the following text:

      "James L. Moffett is the Chief Investment Officer and Chairman of Scout Investment Advisors, Inc."

Additionally, William B. Greiner has resigned from his positions as Chairman and Director/Trustee of the various UMB Scout Funds. Accordingly, references to Mr. Greiner in the informational tables contained in the Statement of Additional Information are hereby deleted.